UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 6, 2012

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

732-997-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2012, the board of directors (the “Board”) of Insmed Incorporated (the “Company”) adopted the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amended and restated the prior bylaws of the Company in their entirety, and became effective upon the approval by the Board.

The primary changes relate to the procedures required to be followed by a shareholder who wishes to propose business or make nominations for the election of directors at a meeting of shareholders of the Company.

The Amended and Restated Bylaws add the requirement that, to properly bring any business before an annual meeting of shareholders or in order to make a nomination for the election of directors, the shareholder proposing such business or making such nomination must be a shareholder of record on the share transfer books of the Company of a class of shares standing in such shareholder’s name and entitled to vote on the business such shareholder is proposing, (i) at the time of the giving of the shareholder’s notice, (ii) on the record date for such annual meeting and (iii) at the time of the meeting.

The Amended and Restated Bylaws also provide a new requirement that, for notices for both the proposal of business and nominations for the election of directors, if the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the immediately preceding annual meeting of shareholders, notice by the shareholder to be timely must be delivered, or mailed and received, not later than the 120th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

The Amended and Restated Bylaws also revise the matters to be included in the shareholder notice for both the proposal of business and nominations for the election of directors and require that each such shareholder’s notice set forth, as to the shareholder giving the notice, (i) the name and address, as they appear on the Company’s stock transfer books, of such shareholder and of any Shareholder Associated Person (as defined below); (ii) (1) the class and number of shares of the Company’s stock which are held of record or are beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (as so amended and inclusive of the rules and regulations promulgated thereunder, the “1934 Act”)) by such shareholder and any Shareholder Associated Person; (2) a description of any agreement, arrangement or understanding that has been entered into as of the date of such shareholder’s notice by, or on behalf of, such shareholder or any Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to shares of stock of the Company; and (3) a written agreement by such shareholder to update and supplement the information required to be provided; (iii) a representation that such shareholder is a shareholder of record at the time of giving the notice and intends to appear in person or by proxy at the meeting to propose the business or nominate the person or persons specified in the notice; and (iv) a representation whether the shareholder or any Shareholder Associated Person intends or is part of a group that intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (2)  to solicit proxies from shareholders in support of such proposal or such nomination.

In addition, the Amended and Restated Bylaws require that each notice for the proposal of business set forth any interest which the shareholder or any Shareholder Associated Person may have in the proposed business and each notice for the nomination for the election of directors must set forth a description of all arrangements or understandings, if any, between such shareholder and each nominee and any Shareholder Associated Person or other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made.  Prior to the amendment of the Amended and Restated Bylaws, the former bylaws of the Company did not require such information with respect to Shareholder Associated Persons.

A “Shareholder Associated Person” of any shareholder is defined in the Amended and Restated Bylaws to mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such shareholder, and (iii) any person controlling, controlled by or under common control with any person or entity included in clause (i) or (ii) of the definition.

The Amended and Restated Bylaws also revise the requirements for the notice for the nomination for the election of directors to contain, as to each person whom the shareholder wishes to nominate for election as a director: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Company’s stock which are held of record or are beneficially owned (within the meaning of Rule 13d-3 under the 1934 Act) by such person; and (iv) all other information that is required to be disclosed about nominees for election as directors in solicitations of proxies for the election of directors under the rules and regulations of The NASDAQ Stock Market, LLC, or of any other stock exchange on which shares of the Company’s stock are then traded, as then in effect and the Securities and Exchange Commission as then in effect. In addition, each such notice must be accompanied by the written consent of each proposed nominee to serve as a director if elected and such consent must contain a statement from the proposed nominee to the effect that the information about the proposed nominee contained in the notice is correct. The Company may also require such other information regarding any proposed nominee as necessary or appropriate to determine the eligibility and qualifications of such proposed nominee to serve as a director of the Company.

The Amended and Restated Bylaws also provide that except for proposals properly made in accordance with Rule 14a-8 under the 1934 Act, and included in the notice of meeting given by or at the direction of the Board, the procedure described in the preceding paragraphs is the exclusive means for a shareholder to propose business or make a nomination for an annual meeting of shareholders.

Notwithstanding the foregoing procedure, the Amended and Restated Bylaws provide that a shareholder seeking to have a proposal included in the Company’s proxy statement for an annual meeting of shareholders must comply with the requirements of Regulation 14A under the 1934 Act, as amended from time to time, or with any successor regulation. In addition, under the Amended and Restated Bylaws, the Company is not required to include any such proposal in its proxy statement or form of proxy unless the proponent has complied with the requirements of the 1934 Act.

The Amended and Restated Bylaws also provide that special meetings of the Board may be called by the Chairman of the Board, the President of the Company or the Board, and must be called by the Secretary or the Chairman of the Board at the request of any three directors. Prior to the amendment, the former bylaws of the Company provided that the special meetings of the Board must be held whenever called by the Chief Executive Officer, or by the Secretary at the request of any three directors.

A copy of the Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed with this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated
Date: March 8, 2012
By: /s/ Kevin P. Tully
	Name:	Kevin P. Tully
	Title:	Executive Vice President & Chief Financial Officer